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                                 RYDEX SERIES TRUST
                                PRECIOUS METALS FUND


                      SUPPLEMENT DATED SEPTEMBER 9, 1999 TO THE
                       INVESTOR CLASS SECTOR FUNDS PROSPECTUS
                                DATED AUGUST 1, 1999



This supplement provides new and additional information beyond that contained in the Prospectus and should be read in conjunction with the Prospectus.

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At a meeting scheduled for September 24, 1999, shareholders of the Precious
Metals Fund of Rydex Series Trust will be asked to vote to approve a change in the Fund's objective. If shareholders approve the change, the Fund's new objective will be capital appreciation by investing in U.S. and foreign companies involved in the precious metals industry, including exploration, mining, production and development, and other precious metals-related services. The Fund will not seek to provide investment results that correspond to a benchmark primarily for precious metals-related securities. In addition, the Fund's new objective would be non-fundamental and could be changed without further shareholder approval.

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                         PLEASE RETAIN FOR FUTURE REFERENCE